Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.03	$—	$0.28	$0.65	$(1.23)	$0.11	$0.18	$0.64
Notable items impact on earnings per share(a)	(0.23)	(0.04)	(0.01)	0.22	(1.57)	(0.09)	(0.22)	(0.11)
Adjusted diluted net earnings per share(a)	$0.26	$0.04	$0.29	$0.43	$0.34	$0.20	$0.40	$0.75
Diluted weighted average # of shares outstanding	351.6	350.5	352.0	352.2	351.0	384.1	387.2	387.5

Total Net Sales	$1,862	$1,578	$1,755	$1,985	$2,092	$1,934	$2,205	$2,928
Cost of goods sold	1,656	1,449	1,562	1,744	1,812	1,691	1,910	2,432
Gross Margin	$206	$130	$192	$241	$280	$243	$295	$496
SG&A	75	81	71	66	83	94	79	79
Other operating expense	57	19	27	(39)	70	68	20	24
Operating earnings	$74	$30	$95	$214	$127	$81	$196	$393
Interest expense, net	(27)	(26)	(36)	(36)	(40)	(49)	(45)	(41)
Consolidated foreign currency gain/(loss)	(30)	9	9	59	(27)	(32)	(79)	(2)
Earnings from consolidated companies before income taxes	12	9	69	237	59	(7)	70	342
(Benefit from) provision for income taxes	(5)	10	(23)	18	490	(50)	4	91
Earnings from consolidated companies	$17	$(1)	$91	$220	$(431)	$43	$66	$251
Equity in net earnings (loss) of nonconsolidated companies	(3)	—	6	10	1	(3)	2	(2)
Less: Net earnings (loss) attributable to noncontrolling interests	3	—	—	2	1	(2)	—	2
Net earnings attributable to Mosaic	$12	$(1)	$97	$228	$(431)	$42	$68	$247
After tax Notable items included in earnings	$(80)	$(11)	$(5)	$79	$(550)	$(35)	$(86)	$(41)

Gross Margin Rate	11%	8%	11%	12%	13%	13%	13%	17%

Effective Tax Rate (including discrete tax)	(47)%	112%	(33)%	7%	828%	714%	5%	26%
Discrete Tax benefit (expense)	$(7)	$(9)	$16	$5	$(463)	$48	$13	$(29)

Consolidated Depreciation, Depletion and Amortization	$165	$159	$166	$169	$172	$217	$217	$215
Consolidated EBITDA(b)	$199	$193	$277	$451	$271	$257	$333	$593
Notable items included in Consolidated EBITDA	$(78)	$(1)	$(12)	$93	$(95)	$(115)	$(128)	$(13)
Adjusted EBITDA	$277	$194	$289	$358	$366	$372	$461	$606

Net cash provided by operating activities	$323	$146	$243	$136	$411	$(71)	$807	$524
Cash paid for interest (net of amount capitalized)	58	8	67	24	57	11	78	9
Cash paid for income taxes (net of refunds)	(41)	—	(9)	(8)	(53)	13	14	(13)
Net cash used in investing activities	$(264)	$(245)	$(177)	$(221)	$(25)	$(1,220)	$(197)	$(244)
Capital expenditures	(209)	(224)	(169)	(198)	(230)	(223)	(201)	(241)
Net cash (used in) provided by financing activities	$(255)	$102	$(85)	$94	$1,090	$(213)	$(170)	$(297)
Cash dividends paid	(96)	(96)	(53)	(53)	(9)	(10)	(10)	(10)
Effect of exchange rate changes on cash	$(12)	$3	$2	$18	$(8)	$13	$(65)	$(11)
Net change in cash and cash equivalents	$(208)	$6	$(18)	$27	$1,468	$(1,491)	$375	$(28)

Short-term debt	$—	$124	$65	$59	$6	$72	$20	$26
Long-term debt (including current portion)	3,818	3,828	3,843	3,856	5,222	5,074	4,998	4,584
Cash & cash equivalents	673	675	661	686	2,154	659	1,035	1,030
Net debt	$3,145	$3,276	$3,247	$3,229	$3,074	$4,487	$3,983	$3,580

Segment Contributions (in millions)
Phosphates	$896	$839	$975	$779	$997	$866	$1,053	$1,041
Potash	407	414	468	474	496	404	569	609
Mosaic Fertilizantes	521	427	467	806	520	665	713	1,400
Corporate and Other(c)	38	(102)	(155)	(74)	79	(1)	(130)	(122)
Total net sales	$1,862	$1,578	$1,755	$1,985	$2,092	$1,934	$2,205	$2,928

Phosphates	$12	$17	$30	$88	$57	$60	$129	$157
Potash	28	36	85	77	83	74	108	136
Mosaic Fertilizantes	39	11	21	46	10	9	14	121
Corporate and Other(c)	(5)	(34)	(42)	3	(23)	(62)	(55)	(21)
Consolidated operating earnings	$74	$30	$95	$214	$127	$81	$196	$393

Phosphates(d)	2,504	2,272	2,582	2,110	2,496	1,945	2,302	2,235
Potash(d)	1,984	1,973	2,191	2,219	2,217	1,690	2,364	2,428
Mosaic Fertilizantes	1,446	646	1,300	2,178	1,399	1,584	1,846	3,595
Corporate and Other	463	689	319	333	497	266	348	311
Total finished product tonnes sold ('000 tonnes)	6,397	5,580	6,392	6,840	6,609	5,485	6,860	8,569
Percent specialty(e)	19%	19%	22%	21%	18%	22%	25%	26%

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$896	$839	$975	$779	$997	$866	$1,053	$1,041
Cost of Goods Sold	812	783	898	712	864	769	899	861
Gross Margin	$84	$56	$76	$67	$133	$97	$154	$180
Notable Items Included in Gross Margin	9	—	—	—	—	(15)	(6)	—
Adjusted Gross Margin (excluding notables)	$75	$56	$76	$67	$133	$112	$160	$180

SG&A	30	30	29	25	29	31	24	24
Other operating (income) expense	42	9	18	(47)	47	6	1	(1)

Operating Earnings	$12	$17	$30	$88	$57	$60	$129	$157
Plus: Depreciation, Depletion and Amortization	78	80	83	86	89	99	102	101
Plus: Foreign Exchange Gain (Loss)	4	(2)	(4)	(6)	1	4	1	(1)
Plus: Other Income (Expense)	(10)	(2)	2	1	(1)	(5)	(3)	(7)
Plus: Equity in net earnings (loss) of nonconsolidated companies	(3)	—	5	10	1	(4)	1	(2)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	4	2	(2)	—	2	(1)	1	2
EBITDA(f)	$77	$91	$118	$179	$144	$155	$229	$246
Notable Items Included in EBITDA	$(33)	$(5)	$(23)	$43	$(38)	$(16)	$1	$(8)
Adjusted EBITDA (excluding notables)	$110	$96	$141	$136	$182	$171	$228	$254

Capital expenditures	$89	$103	$101	$87	$110	$100	$92	$103
Gross Margin $ / tonne of finished product	$34	$25	$29	$32	$53	$49	$67	$80
Adjusted Gross Margin $ / tonne of finished product	$30	$25	$29	$32	$53	$57	$70	$80
Gross margin as a percent of sales	9%	7%	8%	9%	13%	11%	15%	17%

Freight included in finished goods (in millions)	$91	$79	$103	$78	$107	$77	$100	$92

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,763	1,486	1,706	1,483	1,663	1,295	1,332	1,261
Specialty(g)	741	786	876	627	833	650	970	974
Total Finished Product(d)	2,504	2,272	2,582	2,110	2,496	1,945	2,302	2,235

Average finished product selling price (destination)(h)	$358	$369	$377	$369	$399	$431	$450	$454

Production Volumes ('000 tonnes)
Total tonnes produced(i)	2,463	2,303	2,461	2,339	2,322	2,045	2,081	2,115
Operating Rate(j)	84%	79%	84%	80%	79%	84%	86%	87%

Realized costs ($/tonne)
Ammonia (tonne)(k)	$259	$285	$373	$283	$298	$344	$325	$329
Sulfur (long ton)(l)	$87	$87	$90	$88	$97	$128	$139	$137
Blended rock	$58	$59	$58	$63	$55	$55	$59	$57

Cash conversion costs / finished product tonne	$65	$79	$67	$68	$70	$68	$64	$63
Cash rock costs consumed / tonne	$40	$40	$40	$40	$35	$35	$36	$40

Phosphate Rock
Sales Volumes ('000 tonnes)(m)	—	—	—	—	—	360	241	399
Average rock selling price (destination)(n)	$—	$—	$—	$—	$—	$79	$69	$68
Gross margin $ / rock tonne	$—	$—	$—	$—	$—	$4	$(3)	$3
Freight included in rock (in millions)	$—	$—	$—	$—	$—	$8	$4	$3

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$407	$414	$468	$474	$496	$404	$569	$609
Cost of Goods Sold	341	345	358	376	383	301	437	448
Gross Margin	$66	$69	$110	$99	$114	$103	$132	$161
Notable Items Included in Gross Margin	—	(3)	—	(10)	—	(5)	(4)	—
Adjusted Gross Margin (excluding notables)	$66	$72	$110	$109	$114	$108	$136	$161

SG&A	30	28	23	21	24	26	22	21
Other operating (income) expense	8	6	2	1	7	3	2	4

Operating Earnings	$28	$36	$85	$77	$83	$74	$108	$136
Plus: Depreciation, Depletion and Amortization	77	70	73	73	72	76	73	73
Plus: Foreign Exchange Gain (Loss)	(27)	8	30	55	(13)	(30)	(23)	22
Plus: Other Income (Expense)	—	—	—	—	—	—	—	—
EBITDA(f)	$78	$114	$188	$205	$142	$120	$158	$231
Notable Items Included in EBITDA	$(27)	$5	$30	$45	$(13)	$(35)	$(27)	$22
Adjusted EBITDA (excluding notables)	$105	$109	$158	$160	$155	$155	$185	$209

Capital expenditures	$107	$106	$61	$102	$103	$104	$80	$98
Gross Margin $ / tonne of finished product	$33	$35	$50	$44	$51	$61	$56	$66
Adjusted Gross Margin $ / tonne of finished product	$33	$37	$50	$49	$51	$64	$58	$66
Gross margin as a percent of sales	16%	17%	23%	21%	23%	25%	23%	26%

Supplemental Cost Information
Canadian resource taxes	$31	$23	$33	$(5)	$19	$26	$34	$41
Royalties	$5	$5	$6	$52	$9	$8	$9	$10
Brine inflow expenses	$36	$39	$38	$37	$36	$39	$39	$37
Freight (o)	$63	$69	$70	$69	$80	$71	$70	$67

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,853	1,817	2,017	2,062	2,026	1,525	2,125	2,187
Specialty(p)	131	156	174	157	191	165	239	241
Total Finished Product(d)	1,984	1,973	2,191	2,219	2,217	1,690	2,364	2,428

Average finished product selling price (destination)(h)	$205	$210	$214	$214	$224	$239	$241	$251

Production Volumes ('000 tonnes)
Production Volume	2,147	2,048	2,302	2,151	2,149	2,275	2,151	2,220
Operating Rate	82%	83%	93%	87%	87%	87%	82%	85%

MOP cash costs of production including brine / production tonne(q)	$74	$86	$77	$101	$87	$86	$85	$79
MOP cash costs of brine management / production tonne	$14	$16	$14	$15	$14	$15	$16	$14

Average CAD / USD	$1.335	$1.323	$1.345	$1.253	$1.270	$1.264	$1.291	$1.307

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$521	$427	$467	$806	$520	$665	$713	$1,400
Cost of Goods Sold	475	409	442	754	487	606	660	1,248
Gross Margin	$46	$18	$25	$52	$32	$59	$53	$152
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin (excluding notables)	$46	$18	$25	$52	$32	$59	$53	$152

SG&A	16	15	17	18	22	25	29	25
Other operating (income) expense	—	(1)	(2)	(3)	1	25	10	6

Operating Earnings	$30	$5	$11	$38	$10	$9	$14	$121
Plus: Depreciation, Depletion and Amortization	4	4	4	4	4	37	37	36
Plus: Foreign Exchange Gain (Loss)	(5)	(1)	(18)	14	(19)	(5)	(57)	(21)
Plus: Other Income (Expense)	(2)	(3)	(1)	1	(1)	—	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	1	1	—	2	1	—	—	1
EBITDA(f)	$26	$5	$(4)	$55	$(6)	$41	$(7)	$134
Notable Items Included in EBITDA	$(5)	$(1)	$(18)	$14	$(19)	$(21)	$(63)	$(25)
Adjusted EBITDA (excluding notables)	$31	$5	$14	$40	$13	$62	$56	$159

Capital expenditures	$7	$8	$5	$4	$16	$18	$29	$40
Gross Margin $ / tonne of finished product	$32	$16	$19	$24	$23	$37	$29	$42
Adjusted Gross Margin $ / tonne of finished product	$32	$16	$19	$24	$23	$37	$29	$42
Gross margin as a percent of sales	9%	4%	5%	6%	6%	9%	7%	11%

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	79	50	82	85	85	427	636	1,214
Potash produced in Brazil	—	—	—	—	—	99	66	82
Purchased nutrients	1,367	1,089	1,218	2,093	1,314	1,058	1,144	2,299
Total Finished Product	1,446	1,139	1,300	2,178	1,399	1,584	1,846	3,595

Average finished product selling price (destination)(h)	$360	$375	$359	$370	$372	$420	$386	$389

Production Volumes ('000 tonnes)
Total tonnes produced(r)	—	—	—	—	—	987	822	920
Operating Rate	—%	—%	—%	—%	—%	81%	67%	75%

Purchases ('000 tonnes)
DAP/MAP from Mosaic	175	169	176	164	150	70	216	97
MicroEssentials® from Mosaic	120	314	365	178	55	182	392	394
Potash from Mosaic/Canpotex	284	408	868	451	346	389	770	841

Average BRL / USD	$3.298	$3.144	$3.215	$3.168	$3.308	$3.246	$3.604	$3.955

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$39	$(102)	$(155)	$(74)	$79	$(1)	$(130)	$(122)
Cost of Goods Sold	28	(88)	(136)	(98)	78	15	(86)	(125)
Gross Margin (Loss)	$11	$(15)	$(19)	$23	$1	$(16)	$(44)	$3
Notable items Included in Gross Margin	(4)	(1)	3	2	(17)	(12)	(34)	11
Adjusted Gross Margin (Loss) (excluding notables)	$15	$(14)	$(22)	$21	$18	$(4)	$(10)	$(8)

SG&A	(1)	8	3	3	9	12	4	9
Other operating (income) expense	9	4	9	9	15	34	7	15

Operating Earnings (Loss)	$3	$(27)	$(31)	$11	$(23)	$(62)	$(55)	$(21)
Plus: Depreciation, Depletion and Amortization	6	5	6	5	7	5	5	5
Plus: Foreign Exchange Gain (Loss)	(2)	3	1	(5)	5	(1)	—	(2)
Plus: Other Income (Expense)	7	—	—	—	—	(2)	2	(1)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(3)	(3)	2	—	(2)	(1)	(1)	(1)
EBITDA(f)	$17	$(16)	$(26)	$11	$(9)	$(59)	$(47)	$(18)
Notable Items Included in EBITDA	$(6)	$2	$4	$(7)	$(25)	$(43)	$(39)	$(2)
Adjusted EBITDA (excluding notables)	$23	$(18)	$(30)	$18	$16	$(16)	$(8)	$(16)

Elimination of profit in inventory income (loss) included in COGS	$12	$(19)	$(28)	$20	$(18)	$(8)	$(21)	$(7)
Unrealized gain (loss) on derivatives included in COGS	$(4)	$(1)	$3	$2	$(17)	$(12)	$(34)	$11

Operating Data

Sales volumes ('000 tonnes)	463	196	319	333	497	266	348	311
Average finished product selling price (destination)(h)	$354	$305	$323	$373	$387	$333	$396	$377

Purchases ('000 tonnes)
DAP/MAP from Mosaic	44	—	232	222	50	—	22	47
MicroEssentials® from Mosaic	53	—	—	—	68	—	8	—
Potash from Mosaic/Canpotex	81	242	86	147	198	240	108	125

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(2)	$—	$—
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	11	(2)	0.02
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Realized loss on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(7)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(29)	(0.08)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(13)	$(28)	$(0.11)

Q2 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$18	$(0.16)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(34)	8	(0.07)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(6)	1	(0.01)
Refinement of inventory costing	Potash	Cost of goods sold	(4)	1	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(6)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	13	0.04
Sales tax refund	Phosphates	Other operating income (expense)	6	(1)	0.01
Total Notable Items			$(128)	$42	$(0.22)

Q1 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$9	$(0.06)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(12)	3	(0.02)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(18)	5	(0.03)
Integration costs	Corporate and Other	Other operating income (expense)	(8)	2	(0.02)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(16)	5	(0.03)
Refinement of inventory costing	Potash	Cost of goods sold	(5)	2	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(15)	4	(0.03)
Realized loss on RCRA Trust securities	Phosphates	Other non-operating income (expense)	(5)	1	(0.01)
Severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	48	0.13
Total Notable Items			$(115)	$80	$(0.09)

Q4 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)	$2	$(0.07)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)	1	(0.05)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(12)	—	(0.04)
Discrete tax items relating to changes in US tax laws	Consolidated	(Provision for) benefit from income taxes	—	(456)	(1.30)
Other discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(7)	(0.02)
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	—
Restructuring	Phosphates	Other operating income (expense)	(20)	2	(0.05)
ARO adjustment	Phosphates	Other operating income (expense)	(11)	1	(0.03)
Asset write-off	Phosphates	Other operating income (expense)	(8)	1	(0.02)
Resolution of royalty matter	Potash	Cost of goods sold	—	2	0.01
Total Notable Items			$(97)	$(454)	$(1.57)

Q3 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$58	$—	$0.17
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	0.01
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(6)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	5	0.01
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	(0.01)
Gain on sale of land	Phosphates	Other operating income (expense)	52	—	0.15
Change in Canadian tax regulations	Potash	Cost of goods sold	(10)	(17)	(0.08)
Asset write-off	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Total Notable Items			$91	$(12)	$0.22

Q2 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$1	$0.03
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	3	—	0.01
Fees related to purchase of Vale assets	Corporate & Other	Other operating income (expense)	(5)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	16	0.04
Pre-issuance hedging loss	Consolidated	Interest Expense	(8)	(1)	(0.02)
Water loss expense	Phosphates	Other operating income (expense)	(14)	(1)	(0.04)
Miski Mayo	Phosphates	Equity in net earnings (loss) of nonconsolidated companies	(5)	—	(0.01)
Total Notable Items			$(20)	$15	$(0.01)

Q1 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$(1)	$0.02
Unrealized loss on derivatives	Corporate & Other	Cost of goods sold	(1)	—	—
Fees related to purchase of Vale assets	Corporate & Other	Other operating expense	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Liquidated damages for CF ammonia agreement	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Resolution of Canadian tax audit	Potash	Cost of goods sold	(3)	—	(0.01)
Total Notable Items			$(1)	$(10)	$(0.04)

Q4 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(s) (in millions)	EPS Impact (per share)

Foreign currency transaction (loss) gain	Consolidated	Foreign currency transaction (loss) gain	$(30)	$(2)	$(0.09)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(4)	—	(0.01)
Water loss expense	Phosphates	Other operating expenses	(10)	(1)	(0.03)
ARO adjustment	Phosphates	Other operating expenses	(21)	(2)	(0.07)
Depletion adjustment	Phosphates	Cost of goods sold	9	1	0.03
Pension de-risking	Consolidated	Other operating expenses	(6)	—	(0.02)
Costs related to purchase of Vale Fertilizantes Business	Corporate & Other	Other operating expenses	(4)	—	(0.01)
Gain on sale of equity investment	Phosphates	Other expense	7	1	0.02
Realized loss on RCRA Trust securities	Phosphates	Other expense	(10)	(1)	(0.03)
Discrete tax items	Consolidated	Benefit from income taxes	—	(7)	(0.02)
Total Notable Items			$(69)	$(11)	$(0.23)

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".

(b)
The Company defines Consolidated EBITDA, a Non-GAAP measure, as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes, as further described in "Non-GAAP Reconciliations".

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Includes MicroEssentials, K-Mag, Aspire and animal feed finished specialty products as a percentage of Phosphate and Potash segment sales tonnes.

(f)
The Company defines segment EBITDA as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. EBITDA presented on a segment basis is a Non-GAAP financial measure. See "Non-GAAP Reconciliations."

(g)	Includes MicroEssentials and animal feed finished specialty products.

(h)	Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.

(i)	Includes crop nutrient dry concentrates and animal feed ingredients.

(j)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(k)	Amounts are representative of our average ammonia costs in cost of goods sold.

(l)	Amounts are representative of our average sulfur costs in cost of goods sold.

(m)	Rock sales volumes include intersegment sales.

(n)	Average selling price of all rock sold.

(o)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.

(p)	Includes K-Mag, Aspire and animal feed finished specialty products.

(q)
MOP production cash costs including brine are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

(r)	Includes phosphate and potash crop nutrients and animal feed ingredients.

(s)	Tax impact is based on our expected annual effective tax rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated EBITDA, Segment EBITDA, Adjusted EBITDA, Adjusted Gross Margin and Potash Cash COGS/production tonne. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated EBITDA
Consolidated EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes. EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated EBITDA is provided below.

(in millions)	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Consolidated Net Income (Loss)	$12	$(1)	$97	$228	$(431)	$42	$68	$247
Less: Consolidated Interest Expense, Net	(27)	(26)	(36)	(36)	(40)	(49)	(45)	(41)
Plus: Consolidated Depreciation, Depletion & Amortization	165	159	166	169	172	217	217	215
Plus: Consolidated Provision for (Benefit from) Income Taxes	(5)	10	(23)	18	490	(50)	4	91
Consolidated EBITDA(b)	$199	$194	$276	$451	$271	$257	$333	$593

Segment EBITDA
EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes

Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of segment EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted EBITDA and Adjusted Gross Margin
Adjusted EBITDA is defined as EBITDA excluding the impact of notable items. Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted EBITDA and adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.
Potash Cash COGS/production tonne
For the Potash segment, Cash COGS/production tonne is defined as cost of goods sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/production tonne is provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  A reconciliation of Cash COGS/production tonne to Potash Cost of Goods Sold is provided below.

(in millions, except sales tonnes)	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Potash Cost of Goods Sold	$341	$345	$358	$376	$383	$301	$437	$448
Less:
Freight included in revenue & cost of goods sold(o)	63	69	70	69	80	71	70	67
Canadian resource taxes	31	23	33	(5)	19	26	34	41
Royalties	5	5	6	52	9	8	9	10
Potash Depreciation, Depletion & Amortization	77	70	73	73	72	76	73	73
Cash Cost of Goods Sold	$165	$177	$176	$187	$203	$120	$251	$257
Production tonnes (in thousands of mt)	2,147	2,048	2,302	2,151	2,149	2,275	2,151	2,220
Cash COGS/production tonne	$74	$86	$77	$101	$87	$86	$85	$79